SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 7, 2001


                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-17072                  11-2844247
         --------                    -------                  ----------
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


100 SWEENEYDALE AVENUE, BAY SHORE, NEW YORK                     11706
-------------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)


                                 (631) 434-1300
              (Registrant's telephone number, including area code)


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Item 8.       Change in Fiscal Year.
              ---------------------

         On August 7, 2001, our board of directors determined to adopt a 52-53 week fiscal year ending on the Tuesday nearest June 30. Each fiscal year shall generally be comprised of four 13-week quarters, each containing two four-week months followed by one five-week month. Our fiscal year has historically been the twelve months ending on April 30. The report covering the transition period of May 1, 2001 to July 3, 2001 will be filed on Form 10-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WINDSWEPT ENVIRONMENTAL GROUP, INC.

                               By:  /s/Michael O'Reilly
                                    ------------------------------------
                                    Michael O'Reilly, President and
                                    Chief Executive Officer

Date:    August 7, 2001